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EXHIBIT 32.1

                          SABANES-OXLEY ACT SECTION 906
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      I, Philip W. Kinley, the Chief Executive Officer of Commercial Bancshares, Inc. (the "Company"), certify that (i) the Annual Report on Form 10-K for the Company for the year ended December 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                        /s/ Philip W. Kinley
                        ------------------------------------

                        Chief Executive Officer
                        Dated: March 28, 2005

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